                                                                   Exhibit 10.6

                    INTERCREDITOR AND SUBORDINATION AGREEMENT


            THIS INTERCREDITOR AND SUBORDINATION AGREEMENT dated as of December 21, 2001 (the "Intercreditor Agreement" or this "Agreement") is by and among

            BANK OF AMERICA, N.A., as administrative agent for the Lenders under the Senior Credit Agreement and the other Senior Creditors (in such capacity, the "Senior Administrative Agent");

            BANK OF AMERICA, N.A., as administrative agent for the Lenders under the Junior Credit Agreement and the other Junior Creditors (in such capacity, the "Junior Administrative Agent");

            BANK OF AMERICA, N.A., as collateral agent for the Senior Creditors and the Junior Creditors (in such capacity, the "Collateral Agent"); and

            LORAL SPACECOM CORPORATION, a Delaware corporation (the "Company") and its Domestic Subsidiaries identified on the signature pages hereto and those Domestic Subsidiaries that may hereafter join this Agreement.


                               W I T N E S S E T H

      WHEREAS, a $600 million credit facility has been established in favor of the Company pursuant to the terms of that Amended and Restated Credit Agreement dated as of December 21, 2001 (as amended, modified, extended, increased, renewed or replaced, the "Senior Credit Agreement") among the Company, as borrower, the lenders identified therein and Bank of America, N.A., as Administrative Agent;

      WHEREAS, a $494 million credit facility has been established in favor of Loral Satellite, Inc., a Delaware corporation ("Satellite") pursuant to the terms of that Credit Agreement dated as of November 17, 2000 (as amended, modified, extended, increased, renewed or replaced, the "Junior Credit Agreement") among Satellite, as borrower, the lenders identified therein and Bank of America, N.A., as Administrative Agent;

      WHEREAS, the Company has agreed to provide, and to cause its Domestic Subsidiaries to provide, a pledge of and security interest in substantially all of the real and personal property of the Company and its Domestic Subsidiaries, subject only to certain exceptions and qualifications identified herein and in the Collateral Documents, to secure, first, the loans and obligations owing under the Senior Credit Agreement and, second, the loans and obligations owing under the Junior Credit Agreement, as hereafter described;

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency is hereby acknowledged, the parties agree as follows:

      SECTION 1   Definitions.

      1.1 Definitions. Terms used but not otherwise defined herein shall have the meanings provided in the Senior Credit Agreement. As used herein:

      "Bankruptcy Event" means, with respect to any Credit Party, any voluntary or involuntary dissolution, winding-up, total or partial liquidation or reorganization, or bankruptcy, insolvency, receivership or other statutory or common law proceeding or arrangement involving such Credit Party or the readjustment of its liabilities or any assignment for the benefit of creditors or any marshalling of assets or liabilities.

      "Collateral" means any and all collateral interests in real and personal property of the Parent and the Company and its Domestic Subsidiaries (as defined in the Senior Credit Agreement) pledged to the benefit of the Secured Creditors.

      "Collateral Documents" means any and all security agreements, pledge agreements, deeds of trust, security deeds, mortgages or like instruments establishing or otherwise giving effect to the liens and security interests in the Collateral, including UCC financing statements and notice filings in respect of intellectual property, in each case as amended and modified.

      "Company" means, collectively, Loral Spacecom Corporation, a Delaware corporation, its successors and permitted assigns.

      "Credit Documents" means the Senior Credit Documents and the Junior Credit Documents.

      "Credit Parties" means, collectively, the Company, as borrower, the Parent and the guarantors and/or grantors under the Senior Credit Documents.

      "First Tier Indebtedness" means all of the following, whether now or hereafter outstanding or incurred: (i) the principal of and interest (including interest accruing after commencement of a proceeding in bankruptcy, reorganization or insolvency, whether or not allowable as a claim) on the loans and obligations, and all other amounts (including, without limitation, all reimbursement obligations, fees, indemnities, charges, expenses and other monetary obligations), owing from time to time by the Credit Parties under the Senior Credit Agreement and the other Senior Credit Documents; (ii) the guaranty obligations of the guarantors under the Senior Credit Agreement and the other Senior Credit Documents; (iii) the obligations owing by the Company, or a subsidiary or affiliate of the Company, to any lender or affiliate of a lender under the Senior Credit Agreement arising under any interest rate protection or foreign currency exchange agreement or any guaranty given in respect thereof; and (iv) all amendments, modifications, renewals, extensions, refinancings, refundings and restructurings of any of the foregoing First Tier Indebtedness, whether in whole or in part, and the agreements governing such First Tier Indebtedness; provided that (A) the aggregate principal amount of obligations under the foregoing clauses (i) and (ii), and any amendments, modifications, renewals, extensions, refinancings, refundings and restructurings thereof under the foregoing clause (iv), in respect of Senior Credit Debt constituting First Tier Indebtedness hereunder shall not at any time exceed the Maximum First Tier Indebtedness Amount and (B) in no event shall any indebtedness or obligations of the Company or any of its Subsidiaries held by any Affiliate of the Company or any of its Subsidiaries constitute First Tier Indebtedness and provided further, that under no circumstances shall the obligations owing to the lenders under the Junior Credit Agreement and the Junior Administrative Agent under the Collateral Documents be considered First Tier Indebtedness.

      "Junior Credit Documents" means (i) the Junior Credit Agreement, the notes issued thereunder and the other credit documents referenced therein relating thereto, and (ii) the Collateral Documents.

      "Junior Creditors" means the holders of the Second Tier Indebtedness.

      "Maximum First Tier Indebtedness Amount" means an amount equal to the greater of (i) $125 million, and (ii) $675 million minus the amount of mandatory prepayments made and serving to permanently reduce the loans and commitments under the Senior Credit Agreement.

      "Required Lenders" means the Required Banks under the Senior Credit Agreement.

      "Second Tier Indebtedness" means all of the following, whether now or hereafter outstanding or incurred: (i) the principal of and interest (including interest accruing after commencement of a proceeding in bankruptcy, reorganization or insolvency, whether or not allowable as a claim) on the loans and obligations, and all other amounts (including, without limitation, all fees, indemnities, charges, expenses and other monetary obligations), owing from time to time under the Junior Credit Agreement or any of the other Junior Credit Documents; (ii) all guaranty obligations given in respect of the Second Tier Indebtedness; and (iii) all renewals, extensions, refinancings, refundings, amendments and modifications of any of the foregoing Second Tier Indebtedness, whether in whole or in part.

      "Secured Creditors" means the Senior Creditors and the Junior Creditors.

      "Secured Debt" means the First Tier Indebtedness and the Second Tier Indebtedness.

      "Senior Credit Debt" means loans and obligations (including reimbursement obligations, indemnity obligations and other amounts) owing under the Senior Credit Documents.

      "Senior Credit Documents" means (i) the Senior Credit Agreement, the notes issued thereunder and the other credit documents referenced and defined therein, as amended, modified, extended or replaced, (ii) any other credit agreement, note purchase agreement or financing agreement evidencing loans and indebtedness to the extent such additional loans and indebtedness, together with the loans and indebtedness under the Senior Credit Agreement (assuming all commitments thereunder are fully funded), would fit within the limitations of, and constitute, Maximum First Tier Indebtedness, (iii) except for purposes of clauses (i) and (ii) of the definition of "First Tier Indebtedness", the interest rate protection or foreign currency exchange agreements, the obligations under which constitute First Tier Indebtedness hereunder, and (iv) the Collateral Documents.

      "Senior Creditors" means the holders of the First Tier Indebtedness.

      SECTION 2 Subordination Provisions.

      2.1 Establishment of Liens. The Company will grant, and will cause its Domestic Subsidiaries to grant, liens and security interests in substantially all of the real and personal property of the Company and its Domestic Subsidiaries, subject only to certain exceptions and qualifications identified herein and in the Collateral Documents, to secure, first, the First Tier Indebtedness, and, second, the Second Tier Indebtedness, as hereafter provided, and will cause its Domestic Subsidiaries that may hereafter join as a guarantor under the Senior Credit Documents to join in this Agreement. In each case, the liens and security interests will be given in favor of the Collateral Agent for the benefit of the Secured Creditors as provided in this Agreement. The Junior Creditors will not request or accept any lien or security interest in any Collateral, except by way of Collateral Documents in favor of the Collateral Agent which are expressly subject to the terms of this Agreement and which shall also secure the First Tier Indebtedness. Notwithstanding the foregoing, the Company and its Domestic Subsidiaries shall not be obligated to grant a Lien on any Collateral not required to be granted under the terms of the Senior Credit Documents.

      2.2 Proceeds of Collateral. All amounts received on any exercise of remedies under the Collateral Documents or otherwise from the proceeds of a sale or any transfer or other disposition of the Collateral, or any part thereof, and the proceeds of any right or remedy under the Collateral Documents, including any amounts held by the Junior Creditors in trust for the benefit of the Senior Creditors, whether due to a recovery in respect of a Bankruptcy Event or otherwise, shall in all cases, be paid over to the Collateral Agent for application to the Secured Debt in the order shown below:

            (i) First, to payment of reasonable fees, costs and expenses of the Collateral Agent incurred in connection with the performance or execution of its duties as Collateral Agent, in exercising or attempting to exercise any right or remedy hereunder or under the Collateral Documents or in taking possession of, protecting, preserving or disposing of any item of Collateral, and all amounts against or for which the Collateral Agent is to be indemnified or reimbursed hereunder or under the Collateral Documents;

            (ii) Second, after payment in full of amounts under clause (i), to payment of the First Tier Indebtedness until paid in full in cash (including, provision of 100% cash collateral to the Senior Administrative Agent for the maximum amount of Letters of Credit and unreimbursed drawings in respect of Letters of Credit issued under the Senior Credit Agreement);

            (iii) Third, after payment in full of amounts under clauses (i) and
      (ii), to payment of the Second Tier Indebtedness until paid in full (including, provision of 100% cash collateral to the Junior Administrative Agent for the maximum amount of Letters of Credit and unreimbursed drawings in respect of Letters of Credit issued under the Junior Credit Agreement); and

            (iv) Fourth, after payment in full of amounts under clauses (i),
      (ii) and (iii), to the Company or its subsidiaries or affiliates, or their respective successors or to whomever may be lawfully entitled to receive the same.

      2.3 Release and Disposition of Collateral. Until such time as all First Tier Indebtedness has been paid in full in cash and satisfied and the commitments under the Senior Credit Documents shall have expired or been terminated, (i) the Collateral Agent will act at the sole direction of the Senior Administrative Agent (or if there is no Senior Administrative Agent, the Required Lenders under the Senior Credit Agreement) for the benefit of the Senior Creditors, and thereafter at the direction of the Junior Administrative Agent (or if there is no Junior Administrative Agent, the Required Lenders (as such term is defined in the Junior Credit Agreement) under the Junior Credit Agreement), including releases of Collateral (whether or not such result in a payment of the First Tier Indebtedness), and (ii) the Junior Administrative Agent and the Junior Creditors will execute and deliver promptly upon request any and all releases and other documents and any agreements that the Collateral Agent or the Senior Administrative Agent deem necessary or appropriate to give effect to any release or disposition of Collateral free of the liens and interests of the Junior Creditors; provided, however, that (A) if, at the time that there is First Tier Indebtedness outstanding, the Company or any of its Subsidiaries shall receive and apply all net after-tax cash proceeds from the sale or disposition of property and assets in an amount sufficient to pay all First Tier Indebtedness in full in cash and terminate all commitments related thereto, then the application of any and all amounts in excess of that required to retire such First Tier Indebtedness shall be paid over to the Junior Administrative Agent for application to the Second Tier Indebtedness in accordance with the terms of the Junior Credit Documents and (B) if the Senior Credit Agreement has been paid in full and terminated and the First Tier Indebtedness then outstanding is less than $50 million, the Collateral Agent shall only release Collateral to the extent the proceeds therefrom are either applied to permanently reduce First Tier Indebtedness and/or applied to Second Tier Indebtedness in accordance with the terms of the Junior Credit Documents.

      2.4   Limitations on Rights and Remedies.

            (a) Until all First Tier Indebtedness has been paid in full in cash and satisfied and all obligations and commitments under the Senior Credit Documents have expired or been terminated, the Junior Administrative Agent and the Junior Creditors shall not be entitled to (i) exercise any rights or remedies with respect to the Collateral, including without limitation the right to (A) enforce any liens or sell or otherwise foreclose on any portion of the Collateral or (B) request any action, institute proceedings, give any instructions, make any election, notice account debtors or make collections with respect to any portion of the Collateral, or (ii) demand, accept or obtain any lien on any Collateral (except for liens subject to the terms of this Agreement). It is understood and agreed, however, that this Agreement shall in no way limit or affect the rights of the Junior Creditors or the Junior Administrative Agent with respect to an exercise of rights and remedies against Satellite and its Subsidiaries or with respect to collateral pledged by Satellite and its Subsidiaries to secure the loans and obligations owing under the Junior Credit Agreement.

            (b) Until the date 91 days after all First Tier Indebtedness has been paid in full in cash and satisfied and the obligations and commitments under the Senior Credit Documents have been terminated, neither the Junior Administrative Agent nor any Junior Creditor shall take any action, directly or indirectly, to initiate, promote or assist in an involuntary bankruptcy or receivership proceeding or receivership in respect of the Company or any of its Domestic Subsidiaries.

      2.5   Intercreditor Arrangements in Bankruptcy.

            (a) This Agreement shall remain in full force and effect and enforceable pursuant to its terms in accordance with Section 510(a) of the Bankruptcy Code, and all references herein to the Company shall be deemed to apply to such entity as debtor in possession and to any trustee in bankruptcy for the estate(s) of such entity.

            (b) Except as otherwise specifically permitted in this Section 2.5, until the First Tier Indebtedness has been paid in full in cash and satisfied and all obligations and commitments under the Senior Credit Documents have been terminated, the Junior Administrative Agent and each Junior Creditor shall not assert, or make any request or demand upon the Collateral Agent to assert, without the written consent of the Senior Administrative Agent, any claim, motion, objection, or argument in respect of the Collateral in connection with any Bankruptcy Event which could otherwise be asserted or raised in connection with such Bankruptcy Event by the Junior Administrative Agent or any Junior Creditor as a creditor and/or equity holder of the Company, including without limitation any claim, motion, objection or argument seeking or opposing adequate protection or relief from the automatic stay in respect of the Collateral.

            (c) Without limiting the generality of the foregoing, the Junior Administrative Agent and each Junior Creditor agrees that if a Bankruptcy Event occurs, (i) the Senior Administrative Agent and the Senior Creditors (and the Collateral Agent on their behalf) may consent to the use of cash collateral on such terms and conditions and in such amounts as they, in their sole discretion, may decide without seeking or obtaining the consent of the Junior Administrative Agent or any Junior Creditor as holder of an interest in the Collateral; (ii) any of the Senior Creditors may provide postpetition financing for the Company and its Subsidiaries, in each case pursuant to Section 364 of the Bankruptcy Code or other applicable law and on such terms and conditions and in such amounts as the Senior Creditors, in their sole discretion, may decide without seeking or obtaining the consent of the Junior Administrative Agent or the Junior Creditors as holder of an interest in the Collateral and neither the Junior Administrative Agent nor the Junior Creditors shall oppose such financing; (iii) neither the Junior Administrative Agent nor the Junior Creditors shall oppose the Company's or its Subsidiaries' use of cash collateral on the basis that their interest in the Collateral is impaired by such use or inadequately protected by such use to the extent such use has been approved by the Senior Administrative Agent or the Senior Creditors in their sole discretion; and (iv) neither the Junior Administrative Agent nor the Junior Creditors shall oppose any sale or other disposition of any assets comprising part of the Collateral free and clear of security interests, liens or other claims of any party, including the Junior Administrative Agent and the Junior Creditors, under Section 363 of the Bankruptcy Code on the basis that the interest of either the Junior Administrative Agent or the Junior Creditor in the Collateral is impaired by such sale or inadequately protected as a result of such sale if the Senior Administrative Agent has consented to such sale or disposition of such assets.

            (d) The Junior Administrative Agent and each Junior Creditor agrees that it will not initiate, prosecute, encourage, or assist with any other person to initiate or prosecute any claim, action or other proceeding (i) challenging the validity or enforceability of this Agreement, (ii) challenging the validity, enforceability or unavoidability of any claim of the Senior Administrative Agent or the Senior Creditors with respect to the Collateral or otherwise, (iii) challenging the perfection, enforceability or unavoidability of any liens securing the First Tier

Indebtedness, or (iv) asserting any claims which the Company or its Subsidiaries may hold with respect to the Senior Administrative Agent or the Senior Creditors or the First Tier Indebtedness, if any.

            (e) To the extent that the Senior Administrative Agent or any Senior Creditor receives payments or transfers on the First Tier Indebtedness or proceeds of the Collateral which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payment or proceeds received, the First Tier Indebtedness, or part thereof, intended to be satisfied shall be revived and continue in full force and effect enjoying all rights and benefits of this Agreement as if such payments or proceeds had not been received by the Senior Administrative Agent or such Senior Creditor.

            (f) Notwithstanding any other provision of this Section, the Junior Administrative Agent and each Junior Creditor shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Junior Administrative Agent or any Junior Creditor including without limitation any claims secured by the Collateral, if any.

      2.6   Obligations of the Company Unconditional.

            (a) All rights and interests of the Senior Administrative Agent and the Senior Creditors hereunder, and all agreements and obligations of the Company, the Junior Administrative Agent and the Junior Creditors hereunder, shall remain in full force and effect irrespective of:

            (i) any lack of validity or enforceability of any Senior Credit Document or any other agreement or instrument relating thereto;

            (ii) any change in the time, manner or place of, or in any other term of, all or any of the First Tier Indebtedness, or any amendment or waiver of or any consent to departure from any provision of the Senior Credit Agreement or any other Senior Credit Document;

            (iii) any exchange, release, nonperfection, or unenforceability of any lien or security interest in any Collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the First Tier Indebtedness; or

            (iv) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Credit Party in respect of the First Tier Indebtedness, or of the Second Tier Indebtedness, in respect of this Agreement.

            (b) Nothing contained herein shall affect the obligation of the Company to make, or prevent the Company from making, at any time, payment of any amount in respect of the First Tier Indebtedness.

      2.7 No Other Beneficiaries of Lien Subordination. This Agreement and provisions contained herein are intended only for the benefit of the holders of First Tier Indebtedness and no other creditor of the Company. The Company will not publish or give to any creditor or prospective creditor of the Company any copy, statement or summary (or acquiesce in the publication or giving of any such copy, statement or summary) as to the subordination of the lien rights of the Junior Administrative Agent and the Junior Creditors without also stating or causing to be stated (in a conspicuous manner in the case of any document) that such subordination is solely for the benefit of the holders of First Tier Indebtedness and not for the benefit of any other creditor of the Company or the Company.

      2.8 Rights of Holders of First Tier Indebtedness Not to be Impaired. No right of any present or future holder of any First Tier Indebtedness to enforce the provisions hereof shall at any time in any way be prejudiced or impaired by any act or omission in good faith by any such holder, or by any noncompliance by any other party to this Agreement with the terms and provisions and covenants herein or in any documents or instruments supporting or evidencing the Second Tier Indebtedness, regardless of any knowledge thereof that any such holder of First Tier Indebtedness may have or otherwise be charged with.

      2.9 Waivers. Neither the Collateral Agent, the Senior Administrative Agent nor any of the Senior Creditors shall have any liability or duty, of any kind, nature or origin, to the Junior Administrative Agent or any Junior Creditor, express or implied, except as set forth in this Agreement. The Junior Administrative Agent and each Junior Creditor hereby waives and releases any claim which it may now or hereafter have against the Collateral Agent, the Senior Administrative Agent and/or any Senior Creditor arising out of any and all actions which it, in good faith, takes or omits to take, including, without limitation, (A) actions with respect to the creation, perfection or continuation of liens or security interest in the Collateral, (B) actions with respect to the occurrence of any event of default under this Agreement, the Senior Credit Agreement or any other Senior Credit Document, (C) action with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral, (D) actions with respect to the collection of any claim for all or any part of the First Tier Indebtedness from any account debtor, guarantor or any other party, (E) any other action with respect to the enforcement of any loan documents relating to the First Tier Indebtedness or the valuation, use, protection or disposition of the Collateral or any other security for the First Tier Indebtedness and (f) the election of the Senior Administrative Agent or any Senior Creditor, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, for application of Section 1111(b) of the Bankruptcy Code.

      2.10  Remedies.

      (a) Rights Cumulative. The rights and remedies of the Senior Administrative Agent and the Senior Creditors under this Agreement, the Senior Credit Agreement and the other Senior Credit Documents or any other loan or collateral documents relating to the First Tier Indebtedness shall be cumulative and not exclusive of any rights or remedies which any of them would otherwise have. In exercising such rights and remedies the Collateral Agent, the Senior Administrative Agent and the Senior Creditors may be selective and no failure or delay by the Collateral Agent, the Senior Administrative Agent or the Senior Creditors in exercising any right shall operate as a waiver of such right, nor shall any partial or single exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

      (b) Waiver of Marshalling. The Company, the Junior Administrative Agent and the Junior Creditors each hereby waives any right to require marshalling of assets by the Collateral Agent, the Senior Administrative Agent or the Senior Creditors and any similar rights.

      2.11 Modification and Refinancing of the First Tier Indebtedness. Nothing contained herein shall be construed as limiting (i) the right of the Senior Creditors to make amendments to or modifications of the First Tier Indebtedness or the Senior Credit Documents (or to establish new or additional First Tier Indebtedness and enter into new or additional credit documents in connection therewith) without notice to or the consent of the Junior Creditors; provided, however, the First Tier Indebtedness shall not exceed the Maximum First Tier Indebtedness Amount without the consent of the Required Lenders as such term is defined in the Junior Credit Agreement, or (ii) the right of the Junior Creditors to make amendments to or modifications of the Second Tier Indebtedness or the Junior Credit Documents without notice to or the consent of the Senior Creditors. Without limiting the generality of the foregoing, in connection with any refinancing or replacement of all or any portion of the First Tier Indebtedness (or the establishment of new or additional First Tier Indebtedness), the Junior Administrative Agent and each Junior Creditor agree, if requested by the holders of the First Tier Indebtedness, to execute an intercreditor and lien subordination agreement substantively similar to this Agreement for the benefit of such replacement lenders and the Collateral Agent is authorized to enter into any amendments or modifications to this Agreement and to the Collateral Documents as necessary or appropriate to give effect to the provisions hereof.

      2.12 Agreement Not to Transfer Second Tier Indebtedness Without Consent. Each of the Junior Creditors agrees not to transfer any Second Tier Indebtedness without causing such transferee or assignee to execute a written acknowledgement agreeing to accept the terms and conditions of this Agreement.

      2.13 Receipt in Trust. In the event that, notwithstanding the foregoing, any payment shall be made to a Junior Creditor which is not permitted by the express terms of this Agreement, then, and in such event, all such payments shall be received and held in trust for the holders of the First Tier Indebtedness and shall be paid over and delivered forthwith to the holders of the First Tier Indebtedness or their representatives for application to the First Tier Indebtedness.

      2.14 Inapplicability In Respect of Minimum First Tier Indebtedness. Notwithstanding anything else to the contrary contained herein, if the Senior Credit Agreement has been paid in full and terminated and the First Tier Indebtedness then outstanding is less than $50 million the holders of such First Tier Indebtedness shall not be entitled to the benefits of subsections (b) and
(c) of Section 2.5 hereof and the Junior Creditors shall not be bound by the limitations contained therein.

      SECTION 3   Miscellaneous.

      3.1 Successors; Continuing Effect. This Agreement is being entered into for the benefit of, and shall be binding upon, (i) the Senior Administrative Agent and the Senior Creditors and each of their respective successors and assigns, including subsequent holders of First Tier Indebtedness, and the term "holders of First Tier Indebtedness" shall include any such subsequent or additional holder of First Tier Indebtedness, wherever the context permits, and
(ii) the Junior Administrative Agent and the Junior Creditors and each of their respective successors and assigns, including subsequent holders of the Second Tier Indebtedness.

      3.2 Further Assurances. The Company and Junior Administrative Agent will, and the Company will cause the other Credit Parties to, at the expense of the Company, and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that the Collateral Agent or the Senior Administrative Agent may reasonably request in order to perfect or otherwise protect any right or interest granted or purported to be granted hereby or to enable the Collateral Agent or the Senior Administrative Agent to exercise and enforce its rights and remedies hereunder (but this Agreement shall remain fully effective notwithstanding any failure to execute any additional documents or instruments).

      3.3 Expenses. The Company shall pay to the Collateral Agent and the Senior Administrative Agent, upon demand, the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of counsel, which the Collateral Agent or the Senior Administrative Agent may incur in connection with the exercise or enforcement of any of their respective rights or interests vis-a-vis the Company or the Junior Administrative Agent or the Junior Creditors, and all such amounts shall constitute part of the First Tier Indebtedness.

      3.4   Notices; Amendments etc.

      (a) All notices, requests and demands to or upon the parties to this Agreement to be effective shall be in writing (including by facsimile or telecopy transmission) and shall be deemed to have been duly given or made (i) when delivered by hand or (ii) three Business Days after being deposited in the mail, postage prepaid or (iii) one Business Day after being sent by priority overnight mail with an internationally recognized overnight delivery carrier or
(iv) if by telecopy or facsimile, when received, at the addresses or transmission numbers for notices set forth as follows or to such other address or transmission number as may be hereafter notified in writing by the respective parties hereto:

        SENIOR ADMINISTRATIVE AGENT AND
        SENIOR CREDITORS:                    Bank of America, N.A.
                                             101 N. Tryon Street
                                             Independence Center, 15th Floor
                                             NC1-001-15-04
                                             Charlotte, NC 28255
                                             Attn:
                                             Phone:
                                             Fax:

        JUNIOR ADMINISTRATIVE AGENT AND
        JUNIOR CREDITORS:                    Bank of America, N.A.
                                             101 N. Tryon Street
                                             Independence Center, 15th Floor
                                             NC1-001-15-04
                                             Charlotte, NC 28255
                                             Attn:
                                             Phone:
                                             Fax:

        COLLATERAL AGENT:                    Bank of America, N.A.
                                             101 N. Tryon Street
                                             Independence Center, 15th Floor
                                             NC1-001-15-04
                                             Charlotte, NC 28255
                                             Attn:
                                             Phone:
                                             Fax:

        COMPANY AND CREDIT PARTIES:          Loral Spacecom Corporation
                                             600 Third Avenue
                                             New York, New York
                                             Attention: Nicholas C. Moren
                                             Telephone: (212) 697-1105
                                             Telecopy: (212) 867-5248



      (b) Subject to Section 3.5 for the addition of parties, this Agreement may be amended and the terms hereof may be waived only with the written consent of each of the parties hereto (consisting of (i) the Company, (ii) the Collateral Agent, (iii) the Senior Administrative Agent, or if there is no Senior Administrative Agent, the Required Banks under the Senior Credit Agreement, and
(iv) the Junior Administrative Agent, or if there is no Junior Administrative Agent, the Required Lenders as defined under the Junior Credit Agreement), or their authorized successors and assigns.

      3.5 Joinder in respect of Additional Senior Credit Debt. The parties acknowledge and agree that the provisions of this Agreement are intended to inure to the benefit of the holders of any new or additional Senior Credit Debt constituting First Tier Indebtedness which, directly or through the actions of an agent on their behalf acting at their direction, should acknowledge and agree in writing to be bound by the terms of this Agreement. Any such joinder acknowledgment and agreement shall be in form and substance satisfactory to the Collateral Agent and shall be acknowledged by the Collateral Agent and the Company. The Collateral Agent will give prompt notice to the Senior Administrative Agent and the Junior Administrative Agent of any such joinder in respect of any such new or additional Senior Credit Debt hereunder constituting First Tier Indebtedness hereunder.

      3.6 Termination. This Agreement shall terminate upon payment in full (without refinancing or replacement) of either the First Tier Indebtedness or the Second Tier Indebtedness and expiration or termination of the commitments relating thereto, or upon release of the liens and security interests in favor of the Second Tier Indebtedness by the terms of the Junior Credit Agreement.

      3.7 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      3.8 WAIVER OF JURY TRIAL. THE COMPANY, THE SENIOR ADMINISTRATIVE AGENT AND THE JUNIOR ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

      3.9 Entire Agreement; Governing Law. This Agreement embodies the entire agreement and understanding of the parties hereto regarding the subject matter hereof. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      3.10 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.


              [Remainder of this page intentionally left blank.]

      IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the date shown above.

SENIOR CREDITORS:                   BANK OF AMERICA, N.A.,
                                    as Administrative Agent for the Lenders
                                    under the Senior Credit Agreement and the other Senior Creditors

                                    By:   /s/  Steve A. Aronowitz
                                        ----------------------------------------
                                    Name:  Steve A. Aronowitz
                                    Title:  Managing Director

JUNIOR CREDITORS:                   BANK OF AMERICA, N.A.,
                                    as Administrative Agent for the Lenders
                                    under the Junior Credit Agreement and the other Junior Creditors

                                    By:   /s/  Steve A. Aronowitz
                                        ----------------------------------------
                                    Name:  Steve A. Aronowitz
                                    Title:  Managing Director

COLLATERAL AGENT:                   BANK OF AMERICA, N.A.,
                                    as Collateral Agent

                                    By:   /s/  Steve A. Aronowitz
                                        ----------------------------------------
                                    Name:  Steve A. Aronowitz
                                    Title:  Managing Director


COMPANY AND GUARANTORS:             LORAL SPACECOM CORPORATION, a Delaware
                                    corporation

                                    By:   /s/  Richard Mastoloni
                                        ----------------------------------------
                                    Name:  Richard Mastoloni
                                    Title:  Vice President

                                    SPACE SYSTEMS/LORAL, INC.,
                                    a Delaware corporation

                                    By:   /s/  Richard Mastoloni
                                        ----------------------------------------
                                    Name:  Richard Mastoloni
                                    Title:  Vice President


                           [Signature Pages Continue]


                                                    LORAL SPACECOM CORPORATION
                                     INTERCREDITOR AND SUBORDINATION AGREEMENT

                                    LORAL COMMUNICATIONS SERVICES, INC.,
                                    a Delaware corporation

                                    By:   /s/  Richard Mastoloni
                                        ----------------------------------------
                                    Name:  Richard Mastoloni
                                    Title:  Vice President

                                    LORAL GROUND SERVICES, L.L.C.,
                                    a Delaware limited liability company

                                    By:   /s/  Richard Mastoloni
                                        ----------------------------------------
                                    Name:  Richard Mastoloni
                                    Title:  Vice President

                                    LORAL SPACE & COMMUNICATIONS CORPORATION, a Delaware corporation

                                    By:   /s/  Richard Mastoloni
                                        ----------------------------------------
                                    Name:  Richard Mastoloni
                                    Title:  Vice President


                                                    LORAL SPACECOM CORPORATION
                                     INTERCREDITOR AND SUBORDINATION AGREEMENT